UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2012

PARABEL INC.

(Exact name of registrant as specified in charter)

Delaware	000-24836	33-0301060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 S. Harbor City Blvd. Suite 300 Melbourne, FL		32901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 321-409-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Resignation of James P. Dietz.

On March 13, 2012, James P. Dietz advised Parabel Inc. (the “Company”) of his decision to resign from his position as the Company’s Chief Financial Officer in order to pursue other opportunities.

In accepting Mr. Dietz’s resignation, the Company’s board of directors expressed its appreciation for his dedicated service and leadership. Anthony Tiarks, the Company’s Chairman and CEO, said “Jim has made a significant and long-lasting impact on Parabel. We wish him the very best.”

Mr. Dietz will remain with the Company as Chief Financial Officer to oversee the fiscal year-end accounting close and annual audit process, and the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011. The Company expects to launch a search for a Chief Financial Officer immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARABEL INC.

Date: March 16, 2012	By:	/s/ Anthony John Phipps Tiarks
	Name:	Anthony John Phipps Tiarks
	Title:	Chairman and CEO

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